UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):         November 27, 2023

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	NAVB	N/A
Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

CRG Settlement Agreement and Mutual Release

On November 27, 2023 Navidea Biopharmaceuticals, Inc. (“Navidea”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Capital Royalty Partners II, L.P.; Capital Royalty Partners II – Parallel Fund “A”, L.P.; Parallel Investment Opportunities Partners II, L.P.; Capital Royalty Partners II (Cayman) L.P.; CR Group, L.P., CRG Servicing, LLC, and Capital Royalty Partners II – Parallel Fund “B” (Cayman) L.P., (collectively, “CRG” or “CRG Parties”), pursuant to which Navidea made a cash payment of $920,000 to CRG. The Settlement Agreement contains a customary mutual release by each of Navidea and the CRG Parties. The Settlement Agreement also contains customary representations and warranties by Navidea and the CRG Parties.

Loan and Securities Exchange Agreement

On November 27, 2023, Navidea Biopharmaceuticals, Inc. (the “Company”) and John K. Scott, Jr., Vice Chair of the Company’s board of directors (the “Investor”), entered into a Loan and Securities Exchange Agreement (the “Loan and Securities Exchange Agreement”) pursuant to which the following transactions were effected:

1.         The Company sold to the Investor a secured convertible promissory note (the “Secured Convertible Note”) in the aggregate principal amount of $750,000.00. The Secured Convertible Note accrues interest at 8% per year, compounded monthly, and all outstanding principal and accrued and unpaid interest is due in full on April 10. 2025 (the “Maturity Date”). At any time prior to the Maturity Date, the Investor may convert any or all of the outstanding principal amount and accrued but unpaid interest into the Company’s common stock at a conversion price of $0.07 per share (subject to adjustment). If the average closing price of the Company’s common stock equals or exceeds $1.00 per share (subject to adjustment) for 10 consecutive trading days. the Company has the right to provide written notice (the “Conversion Call Notice”) to the Investor to convert the Secured Convertible Note into the Company’s common stock. If the Investor fails to deliver a written notice of conversion to the Company within 10 days after receiving the Conversion Call Notice, the Investor will forfeit any and all conversion rights under the Secured Convertible Note. The Company’s obligations under the Secured Convertible Note are secured by all of the Company’s assets pursuant to the second amendment to security agreement dated as of November 27, 2023 (the “Security Agreement Amendment”) in favor of Mr. Scott.

2.         The Investor agreed to transfer to the Company 2,270 shares of Series G Preferred Stock and 2,400 shares of Series I Preferred Stock, representing all of the preferred stock of the Company held by the Investor, in exchange for 64,289 newly-issued shares of Series J Preferred Stock of the Company. As additional consideration for the share exchange, the Company and the Investor entered into an amended and restated secured term note with an aggregate principal amount $1,326,400 (the “Amended and Restated Note”), which amends and restates that certain Secured Term Note dated April 10, 2022 made by the Company in favor of the Investor in the original principal amount of $2,500,000. The Amended and Restated Note amends the Original Note to, among other things, extend the maturity date to April 10, 2025 and forgive $100,000 of the current outstanding principal amount.

3.          The Investor agreed to release the Company from its obligations to pay accrued and unpaid cash director fees to the Investor.

As a result of the such transactions, the Investor beneficially owns (as determined in accordance with SEC rules) approximately 59% of the Company’s common stock.

The foregoing description of the Loan and Securities Exchange Agreement, the Secured Convertible Note, Amended and Restated Note and the Security Agreement Amendment is qualified in their entirety by reference to the Loan and Securities Exchange Agreement, the Secured Convertible Note, the Amended and Restated Note and the Security Agreement Amendment, which are filed as Exhibits 10.1, 10.2 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item. 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in paragraph 1 under “Loan and Securities Exchange Agreement” in Item 1.01 is incorporated herein by reference.

Item 3.02         Unregistered Sale of Equity Securities.

The information set forth under “Loan and Securities Exchange Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Secured Convertible Note and shares of Series J Preferred Stock issued under the Loan and Securities Exchange Agreement were offered and sold in reliance upon the exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder relating to sales by an issuer not involving any public offering and in reliance on similar exemptions under applicable state laws.

Item. 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description
10.1	Loan and Securities Exchange Agreement effective as of November 27, 2023 between Navidea Biopharmaceuticals, Inc. and John K. Scott, Jr.
10.2	Secured Convertible Promissory Note dated November 27, 2023
10.3	Amended and Restated Secured Term Note dated November 27, 2023
10.4	Second Amendment to Security Agreement dated as of November 27, 2023 between Navidea Biopharmaceuticals, Inc. and John Kim Scott, Jr.
99.1	Press Release dated December 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: December 1, 2023	By:	/s/Craig A. Dais
Craig A. Dais
Chief Financial Officer

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